                                                                    Exhibit 99.1

WHX

                                             CONTACT: GLEN KASSAN (914) 925-4462

RELEASE DATE:  MARCH 2, 2007

FOR IMMEDIATE RELEASE

          WHX ANNOUNCES HIRING OF JAMES MCCABE AS SENIOR VICE PRESIDENT

RYE, NEW YORK - MARCH 2, 2007 - WHX CORPORATION (PINK SHEETS: WXCP.PK) announced today that James  McCabe had joined the Company as the Senior Vice  President of the  Company  and  Handy & Harman,  its  wholly-owned  subsidiary.  Prior to his employment  with the  Company,  Mr.  McCabe had  previously  been with  Teleflex
Aerospace,  where he served both as their CFO and  President,  and with American
Water where he served as a Vice President of Finance and Treasurer.